UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of earliest event reported): January 26, 2006
MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-33009	56-2248952
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)
10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)
(704) 708-6600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 8.01. Other Events
On January 26, 2006, MedCath Corporation (“MedCath” or the “Company”) issued a press release announcing that its wholly-owned subsidiary, MedCath Holdings Corp. (“MedCath Holdings”), has completed a cash tender offer for its 9 7/8% senior notes due 2012. MedCath Holdings accepted for purchase and paid for $11,865,000 principal amount of notes tendered.
A copy of the press release is furnished as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
Exhibit 99.1      Press Release dated January 26, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION

Date: January 26, 2006	By:	/s/James E. Harris

James E. Harris Executive Vice President and Chief Financial Officer